INTERNATIONAL GAME TECHNOLOGY
                  EMPLOYEE STOCK PURCHASE PLAN

                   (Composite Plan Document
       Incorporating Amendments Through Amendment 1996-1)

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                       TABLE OF CONTENTS

                                                        Page

     1.   Purpose                                          2
     2.   Definitions                                      2
     3.   Stock Subject to the Plan                        3
     4.   Grant of Options                                 3
     5.   Exercises of Options                             6
     6.   Withdrawal from the Plan                         7
     7.   Termination of Employment                        8
     8.   Restriction Upon Assignment                      9
     9.   No Rights as Shareholder                        10
     10.  Changes in Stock; Adjustments                   10
     11.  Use of Funds; No Interest Paid                  10
     12.  Amendment of the Plan                           11
     13.  Administration by Committee; Rules and
          Regulations                                     11
     14.  Term; Approval by Shareholders                  12
     15.  Effect Upon Other Plans                         13
     16.  Titles                                          13
     17.  Plan Construction                               13

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                  INTERNATIONAL GAME TECHNOLOGY

                  EMPLOYEE STOCK PURCHASE PLAN

                    (Composite Plan Document
       Incorporating Amendments Through Amendment 1996-1)




1.   Purpose.  The purpose of the International Game Technology

Employee Stock Purchase Plan (the "Plan") is to assist qualified employees of International Game Technology (the "Corporation")

and its subsidiaries in acquiring a stock ownership interest in the Corporation pursuant to a plan which is intended to qualify as an "employee stock purchase plan" under Section 423 of the

Internal Revenue Code of 1986, as amended (the "Code"). Under the

Plan, eligible employees will be granted options to purchase shares of the Corporation's no par value Common Stock (the

"Stock"), which shall expire if not exercised in a maximum of 12 months from the date such options are granted, through regular payroll deductions. The Plan is intended to help employees

provide for their future security and to encourage them to remain in the employ of the Corporation and its subsidiaries.



2.   Definitions.



          (a)  A "Qualified Employee" means any employee of the

     Corporation or of any subsidiary which has been designated in writing by the Committee as a participating subsidiary

     (including any subsidiaries which become such after the date the Plan was originally approved by stockholders), except

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     that the following categories of employees shall be excluded from participation:  (i) any employee who has not completed at least 12 months of continuous service with the

     Corporation or one of its subsidiaries as of the date

     options are granted under the Plan, (ii) any employee whose customary employment is for less than 20 hours per week or for less than five months in a calendar year, and (iii) any highly compensated employee (within the meaning of Code

     Section 414(q)).



          (b)  "Base Pay" means the employee's gross pay for a

     40-hour week, excluding overtime payments, sales

     commissions, relocation or attributed types of compensation,

     incentive compensation, bonuses and other special payments,

     fees or allowances.



3.   Stock Subject to the Plan.  Subject to the provisions of

Paragraph 20 (relating to adjustment upon changes in Stock), the total number of shares to be made available under the Plan is

150,000 shares of no par value Common Stock of the Corporation.

Such shares may be authorized but unissued shares, treasury

shares or shares bought on the market for purposes of the Plan.



4.   Grant of Options.



          (a)  In General. Following the effective date of the

     Plan and continuing while the Plan remains in force, the

     Corporation will offer options under the Plan to all

     eligible employees to purchase shares of Stock. These

     options shall be granted once each year on a date to be

     determined by the Committee (as defined herein) for

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     administration of the Plan (each of which dates is

     hereinafter referred to as "date of grant"). The term of

     each option shall be 12 months (the "option period") ending on the last day of the option period (each of which dates is hereinafter referred to as "date of exercise"). The number of shares subject to each option shall be the quotient of

     (i) the payroll deductions authorized by each participant in accordance with Subparagraph (b) extended for the option

     period divided by (ii) the "option price" (defined below) of the Stock as defined by Paragraph 5 (b), excluding all

     fractions.



          (b)  Election to Participate; Payroll Deduction

     Authorization. Except as provided in Subparagraph (d), an

     eligible employee may participate in the Plan only by means of payroll deduction. Each eligible employee who elects to participate in the Plan shall deliver to the Corporation

     during the calendar month next preceding a date of grant a written payroll deduction authorization in a form prepared by the Corporation whereby he gives notice of his election to participate in the Plan as of the next following date of grant, and whereby he designates a stated amount to be

     deducted from his compensation on each payday and paid into the Plan for his account. The stated amount may not be less than a sum which will result in the payment into the Plan of at least $10.00 each payday. The stated amount may not

     exceed either of the following: (i) ten percent of the

     amount of Base Pay from which the deduction is made; or (ii)

     an amount which will result in noncompliance with the

     $25,000 limitation stated in Subparagraph (c). Payroll

     deduction authorizations may not be changed during the

     option period. In the event the number of shares of Stock

     subject to options during an option period shall exceed the

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     number of shares available for sale under the Plan for such period, the available shares shall be allocated among the

     participants in proportion to the balance in their account at the end of the option period.



          (c)  $25,000 Limitation. No employee shall be granted

     an option under the Plan which permits his rights to

     purchase Stock under the Plan or any other employee stock

     purchase plan of the Corporation or any of its subsidiaries to accrue at a rate which exceeds $25,000 of fair market

     value of such Stock (determined as of the date of grant of such option) for each calendar year such option is

     outstanding. For purposes of this Subparagraph (c), the

     right to purchase Stock under an option accrues when the

     option (or any portion thereof) becomes exercisable, and the right to purchase Stock which has accrued under one option under the Plan may not be carried over to any other option.



          (d)  Leaves of Absence. During leaves of absence

     approved by the Corporation and meeting the requirements of

     Regulation Section 1.421-7(h)(2) under the Code, a

     participant may continue participation in the Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his payroll deductions caused by his leave.

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5.   Exercises of Options.



          (a)  In General. Each eligible employee who is a

     participant in the Plan automatically and without any act on his part will be deemed to have exercised his option on each date of exercise to the extent that the balance then in his account under the Plan is sufficient to purchase at the

     "option price" (as defined in Subparagraph (b)) whole shares of Stock subject to his option. Any balance remaining in his account after payment of the purchase price of those whole shares shall be refunded to him promptly.



          (b)  "Option Price" Defined. The option price per share

     to be paid by each optionee on each exercise of his option shall be a sum equal to 85% of the fair market value of

     Stock on the date of exercise or on the date of grant,

     whichever amount is lesser. If the Stock is listed or

     admitted to trading on any stock exchange or exchanges, such fair market value shall be deemed to be the closing price of the Stock on the principal stock exchange on which the Stock is then listed or admitted to trading on the date of grant or, in the case of valuation on the date of exercise on the last business day prior to the date of exercise, or if no

     sale of the Stock shall have been made on such principal

     stock exchange on such day, then the average of the closing bid and asked prices of the Stock on such exchange on such day. During such time as such Stock is not listed or

     admitted to trading on a stock exchange, the fair market

     value per share shall be deemed to be the mean between the closing representative bid and asked prices of the Stock in

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     the over-the-counter market, as reported by NASDAQ or the

     National Quotation Bureau, Inc. In the event that the date of grant does not fall on a business day, such fair market value shall be determined on the next succeeding business

     day.



          (c)  Delivery of Share Certificates. The Corporation

     will deliver to each optionee a certificate issued in his

     name for the number of shares with respect to which his

     option was exercised and for which he has paid the option

     price. The certificate will be delivered as soon as

     practicable following the date of exercise. In the event the

     Corporation is required to obtain from any commission or

     agency authority to issue any such certificate, the

     Corporation will seek to obtain such authority. Inability of the Corporation to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate shall

     relieve the Corporation from liability to any participant in the Plan except to return to him the amount of the balance of his account.



6.   Withdrawal from the Plan.



          (a)  In General.  Any participant may completely

     withdraw from the Plan at any time.  A participant who

     wishes to withdraw from the Plan must deliver to the

     Corporation a notice of withdrawal in a form established and approved by the Corporation. The Corporation, promptly

     following the time when the notice of withdrawal is

     delivered, will refund to the participant the amount of the balance in his account under the Plan; and thereupon,

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     automatically and without any further act on his part, his payroll deduction authorization, his interest in the Plan

     and his option under the Plan shall terminate.



          (b)  Eligibility Following Withdrawal. A participant

     who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the option period

     during which he withdrew.



7.   Termination of Employment.



          (a)  Termination of Employment Other than by Retirement

     or Death. If the employment of a participant by the

     Corporation and its subsidiaries terminates other than by

     retirement or death, his participation in the Plan

     automatically and without any act on his part shall

     terminate as of the date of the termination of his

     employment. The Corporation promptly will refund to him the amount of the balance in his account under the Plan, and

     thereupon his interest in the Plan and option under the Plan shall terminate. Nothing in this Plan shall prevent the

     Corporation or any subsidiary of the Corporation from

     terminating any employee's employment.



          (b)  Termination by Retirement. A participant who

     retires on his normal retirement date, or earlier or later with the consent of the Corporation, may, at his election,

     either (i) by written notice to the Corporation exercise his option as of his retirement date, in which event the

     Corporation shall apply the balance in his account under the

     Plan to the purchase at the option price of whole shares of

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     Stock and refund the excess, if any, or (ii) by written

     notice to the Corporation request payment of the balance in his account under the Plan, in which event the Corporation promptly shall make such payment, and thereupon his interest in the Plan and his option under the Plan shall terminate.

     If the participant elects to exercise his option, the date of his retirement shall be deemed to be a date of exercise for the purpose of computing the option price of the Stock.



          (c)  Termination by Death. If the employment of a

     participant is terminated by his death, the executor of his will or the administrator of his estate by written notice to the Corporation may either (i) exercise his option as of the date of his death, in which event the Corporation shall

     apply the balance in his account under the Plan to the

     purchase at the option price of whole shares of Stock and

     refund the excess, if any, or (ii) request payment of the

     balance in his account under the Plan, in which event the

     Corporation promptly shall make such payment to his estate,

     and thereupon his interest in the Plan and his interest in his option under the Plan shall terminate. If the option is exercised, the date of his death shall be deemed to be a

     date of exercise for the purpose of computing the option

     price of the Stock. If the Corporation does not receive such notice within 90 days of the participant's death, the

     participant's representative shall be conclusively presumed to have elected alternative (ii) and requested the payment of the balance of his account to his estate.



8.   Restriction Upon Assignment.  An option granted under the

Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable during the

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optionee's lifetime only by him. An option may not be exercised to any extent except by the optionee or as provided in Paragraph

7(c). The Corporation will not recognize and shall be under no duty to recognize assignment or purported assignment by an

optionee of his option or of any rights under his option.



9.   No Rights as Shareholder.  With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a shareholder and shall not have any of the rights or privileges of a shareholder. An optionee shall have the rights and privileges of a shareholder when, but not until, a certificate for shares has been issued to him following exercise of his option.



10.  Changes in Stock; Adjustments.  In the event that shares of

Stock shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation (whether by reason of merger,

consolidation, recapitalization, stock split, combination of shares, or otherwise), or if the number of shares of Stock shall be increased through a stock split or the payment of a stock dividend, then there shall be substituted for or added to each share of Stock then reserved for sale under the Plan and any outstanding Option, the number and kind of shares of stock or other securities into which each outstanding share of Stock shall be so changed, or for which each such share shall be exchanged,

or to which each such share shall be entitled, as the case may

be.



11.  Use of Funds; No Interest Paid.  All funds received or held by the Corporation under the Plan will be included in the general funds of the Corporation free of any trust or other restriction

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and may be used for any corporate purpose. No interest will be paid to any participant or credited to his account under the

Plan.



12.  Amendment of the Plan.  The Board of Directors of the

Corporation may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that, without approval of the Corporation's shareholders given within 12 months before or after action by the Board; the Board may not amend the Plan:



          (a)  To increase the maximum number of shares subject

     to the Plan; or



          (b)  To change the designation or class of employees

     eligible to receive options under the Plan.



13.  Administration by Committee; Rules and Regulations.  The

Plan shall be administered by a committee composed of not less than two directors of the Corporation (the "Committee"), each of whom in respect of any transaction at a time when the affected participant may be subject to Section 16 of the Securities and

Exchange Act of 1934 ("Exchange Act"), shall be a "Non-Employee

Director" within the meaning of Rule 16b-3(b)(3).  Each member shall serve for a term commencing on a date specified by the

Board of Directors and continuing until he dies or resigns or is removed from office by the Board of Directors. The Committee shall have the power (a) to make, amend and repeal rules and regulations for the interpretation and administration of the Plan consistent with the qualification of the Plan under Section 423

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of the Code and (b) subject to the provisions of Paragraph 12(b),

to designate present or future subsidiaries of the Corporation whose employees may participate in the Plan.



14.  Term; Approval by Shareholders.  No option may be granted during any period of suspension nor after termination of the

Plan, and in no event may any option be granted under the Plan after the first to occur of the following events:



          (a)  The expiration of ten years from the date the Plan

     was adopted by the Board of Directors;



          (b)  The expiration of ten years from the date the Plan

     is approved by the Corporation's shareholders; or



          (c)  The date on which all of the stock available under

     the Plan has been purchased.



          The Plan will be submitted for the approval of the

Corporation's shareholders within 12 months after the date of the

Board's initial adoption of the Plan. Options may be granted prior to such shareholder approval; provided, however, that such options shall not be exercisable prior to the time when the Plan is approved by the shareholders and provided, further, that if such approval has not been obtained by the end of said 12-month period, all options previously granted under the Plan shall

thereupon be cancelled and become null and void.

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15.  Effect Upon Other Plans.  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Corporation or any subsidiary. Nothing in this Plan shall be construed to limit the right of the Corporation or any subsidiary

(a) to establish any other forms of incentives or compensation for employees of the Corporation or any subsidiary or (b) to grant or assume options otherwise than under this Plan in

connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in

connection with the acquisition, by purchase, lease, merger,

consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.



16.  Titles.  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.



17.  Plan Construction.  It is the intent of the Corporation that transactions in and affecting options in the case of participants who are or may be subject to the prohibitions of Section 16 of the Securities and Exchange Act of 1934 ("SEC Section 16")

satisfy any then applicable requirements of 17 C.F.R. 240.16b-3

(hereinafter known as Rule 16b-3) so that such persons (unless they otherwise agree) will be entitled to the exemptive relief of

Rule 16b-3 in respect of those transactions and will not be

subjected to avoidable liability thereunder.  Accordingly, this plan shall be deemed to contain, and such options shall contain,

and the shares issued upon exercise thereof shall be subject to,

such additional conditions and restrictions as may be required by

Rule 16b-3 to qualify for the maximum exemption from SEC Section

16 with respect to plan transactions.  If any provision of this

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plan or of any option would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict.  If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the

Company and is consistent with the purposes of this plan as to such persons in the circumstances.